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INVESTMENT IN FINANCING SUBS


                                                                       EXHIBIT F

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
                                                                                                     As of March 31,
                                                                                                          2003
                                                                                                     ---------------
CenterPoint Energy, Inc.
          10053 CenterPoint Energy Capital Trust I                                                                  -
          10054 CenterPoint Energy Capital Trust II                                                                 -
          10129 CenterPoint Energy Trust I                                                                          -

CenterPoint Energy Houston Electric, LLC
          10049 Houston Industries FinanceCo GP                                                                     -
          10050 Houston Industries FinanceCo LP                                                                     -
          10158 Reliant Energy FinanceCo III LP                                                                     -
          10162 Reliant Energy FinanceCo II LP                                                                      -
          10163 Reliant Energy FinanceCo II GP, LLC                                                                 -
          10187 Reliant Energy FinanceCo IV LP                                                                      -

Utility Holding Company
          10053 CenterPoint Energy Capital Trust I                                                          7,732,001
          10054 CenterPoint Energy Capital Trust II                                                         2,880,177
          10129 CenterPoint Energy Trust I                                                                 11,669,430
          10181 CenterPoint Energy Investment Management, Inc.                                            617,390,616
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